Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    August 31, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	9/29/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    August 1, 2017 to August 31, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$4,499,547.41	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	925,206.18		18,304,928.74
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$925,206.18		$18,304,928.74

3.	Cash Disbursements
	Operations	820,647.40		21,550,877.77
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	42,899.15		1,940,213.52
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	0		36,063.18

	Total Cash Disbursements	$863,546.55		$23,781,476.07

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	61,659.63		(5,476,547.33)

5.	Ending Cash Balance (to Form 2-C)	$4,561,207.04	(2)	$4,561,207.04	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	4,196,893.49

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	174,027.30

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$4,561,207.04	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    August 1, 2017 to August 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
8/4/2017	Providence Energy Corp.	Joint interest billing reimbursement	$1.92
8/4/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	80.51
8/4/2017	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	946.48
8/4/2017	Anadarko Petroleum Corp.	Revenue - non-operated properties	5,559.62
8/4/2017	Crestone Peak Resources	Revenue - non-operated properties	82.52
8/4/2017	Exxon Mobile Corporation	Revenue - non-operated properties	177.20
8/4/2017	GMT Exploration Co., LLC	Revenue - non-operated properties	3,456.72
8/4/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,143.79
8/4/2017	SM Energy	Revenue - non-operated properties	182.23
8/4/2017	Sheridan Production Co., LLC	Revenue - non-operated properties	125.84
8/4/2017	Statoil Oil & Gas LP	Revenue - non-operated properties	3,946.47
8/4/2017	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	1,073.11
8/4/2017	Warren Resources, Inc.	Joint interest billing reimbursement	1,037.30
8/4/2017	Zavanna, LLC	Revenue - non-operated properties	1,073.28
8/8/2017	QEP Energy Company	Joint interest billing reimbursement	4,534.20
8/9/2017	Cabot Oil & Gas Corporation	Miscellaneous receipt	1.40
8/9/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	17.28
8/9/2017	Jackal Oil Company	Joint interest billing reimbursement	4.68
8/9/2017	Wind River Resources	Joint interest billing reimbursement	20.36
8/9/2017	31 OPERATING	Revenue - non-operated properties	108.08
8/9/2017	BreitBurn Operating LP	Revenue - non-operated properties	5,558.83
8/9/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	786.38
8/9/2017	Oasis Petroleum North America	Revenue - non-operated properties	855.06
8/9/2017	Oasis Petroleum North America	Revenue - non-operated properties	3,527.03
8/16/2017	Black Bear Oil Corp.	Revenue - non-operated properties	7.23
8/16/2017	HHE - AS - 2005	Joint interest billing reimbursement	9.35
8/16/2017	HHE - AS - 2005	Joint interest billing reimbursement	1.09
8/16/2017	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	91.83
8/16/2017	Mike Bonds	Joint interest billing reimbursement	15.87
8/16/2017	John Lockridge	Joint interest billing reimbursement	1,271.39
8/16/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	15.20
8/16/2017	Thunder Oil and Gas	Joint interest billing reimbursement	3.93
8/16/2017	Tundra Resources LLC	Joint interest billing reimbursement	6.92
8/18/2017	XTO Energy	Revenue - non-operated properties	5,538.52
8/21/2017	Plains Marketing, L.P.	Revenue - non-operated properties	307.68
8/24/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	18.51
8/24/2017	Providence Energy Corp.	Joint interest billing reimbursement	10.15
8/24/2017	Cimarex Energy Co.	Revenue - non-operated properties	180.65
8/24/2017	EOG Resources, Inc.	Revenue - non-operated properties	64.71
8/24/2017	Eighty-Eight Oil LLC	Revenue - non-operated properties	169.14
8/24/2017	Shell Trading	Revenue - Operated properties	19,040.45
8/24/2017	XTO Energy	Revenue - non-operated properties	991.01
8/24/2017	ANB BANK	Miscellaneous receipt	8.82
8/24/2017	ANB BANK	Miscellaneous receipt	1.76
8/25/2017	ConocoPhillips Company	Revenue - non-operated properties	24,964.75
8/25/2017	XTO Energy	Revenue - non-operated properties	820.70
8/30/2017	Wells Fargo Bank West	Miscellaneous receipt	0.18

8/30/2017	Warren Resources, Inc.	Revenue - non-operated properties	61,939.36
8/30/2017	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	1,072.79
8/30/2017	Anadarko Petroleum Corp.	Revenue - non-operated properties	4,685.64
8/30/2017	Eighty-Eight Oil LLC	Revenue - non-operated properties	129.45
8/30/2017	GMT Exploration Co., LLC	Revenue - non-operated properties	2,073.65
8/30/2017	Hilcorp Energy Company	Revenue - non-operated properties	987.04
8/30/2017	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	160.56
8/30/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	557.68
8/30/2017	SM Energy	Revenue - non-operated properties	178.74
8/30/2017	Statoil Oil & Gas LP	Revenue - non-operated properties	3,570.13
8/30/2017	Warren Resources, Inc.	Revenue - non-operated properties	687.58
8/30/2017	Zavanna, LLC	Revenue - non-operated properties	936.81
8/31/2017	Summit Energy LLC	Revenue - Operated properties	760,364.45

		Total Cash Receipts	$925,184.01	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    August 1, 2017 to August 31, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

7/31/2017	ANB Bank	August 2017 interest	22.17

		Total Cash Receipts - Operations	$22.17	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    August 1, 2017 to August 31, 2017

CASH DISBURSEMENTS DETAIL	Account No:	2000004201

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
8/1/17	ACH	Office of Natural Resources Re	Payment of royalties/overrides	$91,924.67
8/2/17	ACH	1-800-FLOWERS	General and administrative expenses	77.97
8/2/17	ACH	Towne Park	General and administrative expenses	482.99
8/3/17	47110	361 Services Inc	General and administrative expenses	3,087.50
8/3/17	47111	Cantorco, Inc.	General and administrative expenses	2,042.00
8/3/17	47112	Complete Energy Services, Inc.	Field operating expenses	265.00
8/3/17	47114	Culligan, Inc.	General and administrative expenses	32.33
8/3/17	47115	Drummond Refrigeration LLC	Field operating expenses	139.40
8/3/17	47116	GTT Communications, Inc	General and administrative expenses	704.67
8/3/17	47117	Homax Oil Sales Inc.	Field operating expenses	818.87
8/3/17	47118	IBS of Northwestern Colorado	Field operating expenses	425.86
8/3/17	47119	James T. Albi	Employee expense reimbursement	651.17
8/4/17	47120	Kel-Tech, Inc.	Field operating expenses	5,400.73
8/5/17	47121	Medallion Ventures Phase I	Field operating expenses	23,640.32
8/6/17	47122	Patrick R. Sheehan	Field operating expenses	700.00
8/7/17	47123	RapidScale, Inc.	Field Operating Expenses	250.00
8/8/17	47124	Ron's Contract Pumping Serv.	Field Operating Expenses	603.00
8/9/17	47125	Rose Cowhey	Employee expense reimbursement	586.99
8/10/17	47126	Support.com, Inc.	General and administrative expenses	281.75
8/11/17	47127	Union Telephone Company	Field Operating Expenses	842.80
8/12/17	47128	Winchester Well Service, Inc.	Field Operating Expenses	13,040.16
8/13/17	47129	Zedi	Field Operating Expenses	2,529.60
8/8/17	ACH	CED Inc.	Field Operating Expenses	191.18
8/10/17	47130	361 Services Inc	General and administrative expenses	2,360.00
8/10/17	47131	All American Records	General and administrative expenses	201.73
8/10/17	47145	Bracewell LLP	Legal fees - Creditor	8,605.16
8/10/17	47132	Complete Energy Services, Inc.	Field Operating Expenses	1,412.10
8/10/17	47133	DNOW03	Field Operating Expenses	10,391.94
8/10/17	47134	Dubois Telephone Exchange	Field Operating Expenses	479.60
8/10/17	47135	Homax Oil Sales Inc.	Field operating expenses	2,868.98
8/10/17	47136	KLX Energy Services LLC	Field operating expenses	1,343.55
8/10/17	47137	Konica Minolta	General and administrative expenses	616.31
8/10/17	47138	Natrona County Treasurer	Field operating expenses	239.16
8/10/17	47139	Onsager | Fletcher |	Legal fees - Debtor	3,571.88
8/10/17	47140	Rocky Mountain Power	Field Operating Expenses	111,809.01
8/10/17	47146	RPA Advisors, LLC	Professional fees - Creditor	30,722.11
8/10/17	47141	Shelco	Field Operating Expenses	1,617.31
8/10/17	47142	Tin Boy Garage, LLC	Field Operating Expenses	1,460.66
8/10/17	47143	Verizon Wireless	Field Operating Expenses	75.50
8/10/17	47144	Winchester Well Service, Inc.	Field Operating Expenses	19,203.16

8/11/17	ACH	CoAdvantage	Payroll 8.11.17	56,630.58
8/15/17	ACH	Grainger	Field Operating Expenses	481.93
8/15/17	ACH	Union Telephone Company	Field Operating Expenses	675.22
8/15/17	ACH	UPS	Field Operating Expenses	36.71
8/17/17	ACH	CED Inc.	Field Operating Expenses	412.02
8/18/17	47234	361 Services Inc	General and administrative expenses	4,580.00
8/18/17	47235	Alsco	Field operating expenses	285.91
8/18/17	47236	Best Western CottonTree	Field operating expenses	475.16
8/18/17	47237	Cassidy Mikesell, D.B.A	Field Operating Expenses	2,105.00
8/18/17	47238	Complete Energy Services, Inc.	Field Operating Expenses	828.75
8/18/17	47239	Computershare Trust Co, Inc.	General and administrative expenses	550.07
8/18/17	47240	Continental Resources, Inc.	Joint interest billing payment	35,989.11
8/18/17	47242	Davis Family Inc.	Field operating expenses	518.83
8/18/17	47241	DNOW03	Field operating expenses	1,780.76
8/18/17	47243	EON Office	General and administrative expenses	313.25
8/18/17	47244	Homax Oil Sales Inc.	Field operating expenses	972.74
8/18/17	47245	IHS Global Inc.	General and administrative expenses	2,586.29
8/18/17	47247	Kel-Tech, Inc.	Field operating expenses	5,228.97
8/18/17	47246	KLX Energy Services LLC	Field operating expenses	982.35
8/18/17	47249	Norco, Inc	Field operating expenses	106.52
8/18/17	47248	NOV Process & Flow	Field operating expenses	10,107.10
8/18/17	47250	Oasis Petroleum North America	Joint interest billing payment	183.44
8/18/17	47252	PayFlex Systems USA, Inc.	General and administrative expenses	100.00
8/18/17	47251	PMI, Inc.	General and administrative expenses	55.50
8/18/17	47253	Powder River Energy Group	Field Operating Expenses	383.06
8/18/17	47254	Rawlins Automotive, Inc.	Field Operating Expenses	65.62
8/18/17	47255	Skyline Motors Inc.	Field Operating Expenses	847.49
8/18/17	47256	Transzap, Inc.	Field Operating Expenses	258.13
8/18/17	47257	Winchester Well Service, Inc.	Field Operating Expenses	8,439.38
8/21/17	ACH	Microsoft	General and administrative expenses	121.39
8/22/17	ACH	UPS	Field Operating Expenses	21.33
8/23/17	47258	Anne Wilcoxson	Payment of royalties/overrides	181.50
8/23/17	47259	Belinda R. Ervin	Payment of royalties/overrides	90.75
8/23/17	47260	Charlene A. Carpenter	Payment of royalties/overrides	154.87
8/23/17	47261	Corinthian Believer Fellowship	Payment of royalties/overrides	725.96
8/23/17	47262	Fritz I. Merback	Payment of royalties/overrides	42.92
8/23/17	47263	Janice Bacon Walker	Payment of royalties/overrides	181.49
8/23/17	47264	Kfrt	Payment of royalties/overrides	64.52
8/23/17	47265	Lubnau, LLC	Payment of royalties/overrides	152.44
8/23/17	47266	M. G. Cook	Payment of royalties/overrides	76.23
8/23/17	47267	Mark Merback	Payment of royalties/overrides	42.92
8/23/17	47268	Mullinnix LLC	Payment of royalties/overrides	661.43
8/23/17	47269	Paula Kay Herzog	Payment of royalties/overrides	90.75
8/23/17	47270	Ricki Jo Eslinger	Payment of royalties/overrides	42.92
8/23/17	47271	Wesley R. Clark	Payment of royalties/overrides	181.50
8/23/17	47272	William C. Eiland	Payment of royalties/overrides	362.97
8/24/17	ACH	1-800-FLOWERS	General and administrative expenses	62.37
8/24/17	ACH	Towne Park	General and administrative expenses	77.42
8/25/17	47295	361 Services Inc	General and administrative expenses	8,018.00
8/25/17	47294	Amplify Energy Operating LLC	Field operating expenses	928.34
8/25/17	47274	Anadarko E&P Onshore LLC	Joint interest billing payment	3,683.41
8/25/17	47278	Bob Hunter	Employee expense reimbursement	404.21
8/25/17	47290	BreitBurn Operating LP	Joint interest billing payment	4,075.47
8/25/17	47275	Burlington Resources	Joint interest billing payment	31,156.93

8/25/17	47288	Calibration Tech. & Supply Inc	Field operating expenses	14.58
8/25/17	47296	Cantorco, Inc.	General and administrative expenses	2,051.00
8/25/17	ACH	CoAdvantage	Payroll 8.25.17	57,044.84
8/25/17	47279	Complete Energy Services, Inc.	Field operating expenses	127.50
8/25/17	47289	CSI Compressco Sub Inc.	Field operating expenses	12,108.78
8/25/17	47298	DNOW03	Field operating expenses	9,679.94
8/25/17	47276	GMT Exploration Comp. LLC	Joint interest billing payment	3,101.96
8/25/17	47300	Hilcorp Energy Company	Joint interest billing payment	272.64
8/25/17	47277	Homax Oil Sales Inc.	Field operating expenses	2,330.06
8/25/17	47297	KLX Energy Services LLC	Field operating expenses	5,347.70
8/25/17	47273	Moncrief Royalty Account	Joint interest billing payment	997.40
8/25/17	47280	Montex Drilling Company	Joint interest billing payment	884.51
8/25/17	47282	NOV Process & Flow	Field operating expenses	15,777.95
8/25/17	47283	Office of State Lands & Invest	Payment of royalties/overrides	5,576.67
8/25/17	47285	Oil & Gas Conservation Comm.	Conservation Tax	377.21
8/25/17	47281	Power Service, Inc.	Field Operating Expenses	9,008.05
8/25/17	47293	Robert Belford	Employee expense reimbursement	348.38
8/25/17	47292	Rosemont WTC Denver	General and administrative expenses	8,229.46
8/25/17	47287	Support.com, Inc.	General and administrative expenses	2,112.00
8/25/17	47291	True Value of Rawlins	Field Operating Expenses	23.31
8/25/17	47299	URBAN OIL & GAS GROUP, LLC	Joint interest billing payment	611.96
8/25/17	47284	Winchester Well Service, Inc.	Field Operating Expenses	11,723.93
8/25/17	ACH	Wyoming Depart of Revenue	Severance Tax	45,220.80
8/25/17	47286	ZOCO Unlimited, Inc.	Field Operating Expenses	750.00
8/28/17	ACH	PayFlex Systems USA, Inc.	General and administrative expenses	816.98
8/28/17	ACH	Start Meeting	General and administrative expenses	30.82
8/30/17	ACH	Comcast	General and administrative expenses	141.00
8/31/17	ACH	Grainger	Field Operating Expenses	62.63
8/31/17	ACH	Office of Natural Resources Re	Payment of royalties/overrides	92,542.69
8/31/17	47301	Roberto Lopez-Zaragoza	Employee expense reimbursement	23.30
8/31/17	ACH	State Comptroller - TX	Business License Fee	50.00
8/31/17	47302	Winchester Well Service, Inc.	Field Operating Expenses	42,879.45

			Total Cash Disbursements - Operating	$863,546.55	(1)

			Total Cash Disbursements	$863,546.55

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    August 31, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$4,561,207	$10,037,754
Accounts Receivable (from Form 2-E)		1,287,565	1,843,543
Receivable from Officers, Employees, Affiliates		(731,857)	408,716
Inventory		2,291,310	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,690	303,393
	Prepaid expenses and deposits	247,275	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$7,939,190	$15,501,971

Fixed Assets (at cost):
Land		$1,169,075	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,807,230	166,099,098
Total Fixed Assets		167,976,305	167,268,109
Less: Accumulated Depreciation		(121,713,605)	(107,050,551)
Net Fixed Assets		$46,262,700	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$59,678,892	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,227,051	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		255,569	-
Post-petition Taxes Payable (from Form 2-E)		898,310	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	294,597	-
	Other accrued liabilities and expenses	1,095,022	-
Total Post Petition Liabilities		3,770,549	$2,548

Pre Petition Liabilities:
Secured Debt		41,099,202	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,597,703	11,429,928
Total Pre Petition Liabilities		51,808,184	54,482,954

TOTAL LIABILITIES		$55,578,733	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(22,505,751)	-
TOTAL OWNERS' EQUITY		$4,100,159	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$59,678,892	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    August 1, 2017 to August 31, 2017

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$890,752	$15,904,794
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$890,752	$15,904,794

Cost of Goods Sold	720,742	16,656,621

Gross Profit	$170,010	$(751,827)

Operating Expenses:
Officer Compensation	$18,462	$802,001
Selling, General and Administrative	110,087	2,126,182
Rents and Leases	8,229	196,327
Depreciation, Depletion and Amortization	670,696	14,663,056
Other (list):	0	0
	0	0

Total Operating Expenses	$807,474	$17,787,566

Operating Income (Loss)	$(637,464)	$(18,539,393)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	81	4,699
Interest Expense	(51,460)	(1,388,647)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(51,379)	$(1,601,070)

Reorganization Expenses
Legal and Professional Fees	$36,082	$2,293,336
Other Reorganization Expense	0	71,952

Total Reorganization Expenses	$36,082	$2,365,288

Net Income (Loss) Before Income Taxes	$(724,925)	$(22,505,751)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(724,925)	$(22,505,751)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    August 1, 2017 to August 31, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	13,076	(13,076)	$ -
Employee FICA taxes withheld	$ -	5,714	(5,714)	$ -
Employer FICA taxes	$ -	5,595	(5,595)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	2,112	(2,112)	$ -
Local
Personal property taxes	$ 719,545	53,476		$ 773,021
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 123,396	47,540	(45,647)	$ 125,289
			Total unpaid post-petition taxes	$ 898,310
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2018	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	7/6/2018	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	10/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	10/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	10/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    August 1, 2017 to August 31, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				45,322	45,322
Post-petition receivables	1,161,909	794	407	79,134	1,242,243
Total	1,161,909	794	407	124,455	1,287,565

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	413,092	387,623	(12)	426,348	1,227,051
Other Payables
Total	413,092	387,623	(12)	426,348	1,227,051

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$2,929	($3,572)		$118,714
Counsel for Unsecured
Creditors' Committee		$50			$60,184
Trustee's Counsel
Accountant					$4,625
Creditor Counsel	$190,286	$7,457	($8,605)		$28,344
Creditor Advisors		$25,928	($30,722)		$37,153
Other:					$6,549
Total	$190,286	$36,364	($42,899)		$255,569
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 8/11, 8/25		18,462

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           August 31, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$857,879
February	2017		$ 997,200
March	2017		$ 1,118,447

TOTAL 1st Quarter			$ 2,973,527	$ 9,750	46740	April 20, 2017

April	2017		$ 1,287,849
May	2017		$ 713,750
June	2017		$ 1,664,908

TOTAL 2nd Quarter			$ 3,666,507	$ 10,400	47067	July 20, 2017

July	2017		$ 867,559
August	2017		$ 863,547
September	2017

TOTAL 3rd Quarter			$ 1,731,106

October	2017
November	2017
December	2017

TOTAL 4th Quarter

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$325		$1,000,000 to $1,999,999....................		$6,500
$15,000 to $74,999.............		$650		$2,000,000 to $2,999,999...................		$9,750
$75,000 to $149,999.............		$975		$3,000,000 to $4,999,999.....................		$10,400
$150,000 to $224,999.........		$1,625		$5,000,000 to $14,999,999 …….		$13,000
$225,000 to $299,999..........		$1,950		$15,000,000 to $29,999,999….		$20,000
$300,000 to $999,999.........................		$4,875		$30,000,000 or more		$30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    August 31, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from August 1st through August 31st, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets.

The Debtor was unable to secure a stalking horse bidder by the hearing scheduled for August 15, 2017. As a result, the Court permitted the Debtor to submit a stalking horse bid with a signed purchase and sale agreement by August 29. Since the Debtor was unable to do so, it withdrew the bid procedures motion with the view toward refiling a similar motion if and when it had agreement with a stalking horse bidder.

The trial for the pending case of Alan Eugene Humphrey and Wyoming GTL, LLC, v. Escalera Resources Co., United States District Court for the District of Colorado Case No. 15-cv-00769 was held during the week of August 7th, 2017.  In this case, the Debtor sought reimbursement of $1,352,000 from the Plaintiffs for advances made during 2014 and 2015 under a letter agreement with the Plaintiffs dated May 30, 2014.  The jury awarded the Debtor $676,000, or half of the amount being sought. Additionally, the jury awarded Alan Eugene Humphrey the option to rescind the $500,000 of the Debtor’s common stock he purchased in 2014. The Debtor is currently awaiting entry of judgement and will then evaluate how it would like to proceed with this matter.

Rev. 1/15/14